                                                                    Exhibit 99.1

                         FORM 4 JOINT FILER INFORMATION

Name and Address:      Daniel S. Loeb
                       390 Park Avenue
                       New York, NY 10022

Date of Event Required Statement:   09/29/2015
Issuer and Ticker Symbol:           Baxter International Inc. [Bax]
Relationship to Issuer:             The Reporting Persons may be deemed a
                                    director by virtue of the right the to
                                    nominate a representative to serve on the
                                    Issuer's board of directors
Designated Filer:                   Third Point LLC

TABLE I INFORMATION

Title of Security:                  Common Stock, $1.00 par value
Transaction Date:                   9/29/2015
Transaction Code:                   A
Amount of Securities:               1,790
Securities Acquired (A) or
Disposed of (D):                    (A)
Price of Security                   See Footnote (1) in the Form 4
Amount of Securities Beneficially
  Owned Following Reported
  Transactions:                     53,851,790
Ownership Form:                     I
Nature of Indirect Beneficial

  Ownership:                        See Footnotes (1), (2) and (3) in the Form 4

TABLE II INFORMATION

Title of Derivative Security:       Stock Option (right to buy)
Conversion or Exercise Price:       $32.85
Transaction Date:                   9/29/2015
Transaction Code:                   A
Securities Acquired (A) or
Disposed of (D):                    (A)
Date Exercisable:                   See Footnote (4) in the Form 4
Expiration Date:                    9/29/2025
Title of Underlying Securities:     Common Stock
Amount of Underlying Securities:    6,290
Price of Derivative Securities:     $0
Number of Derivative Securities
  Beneficially Owned Following
  Reported Transactions:            6,290
Ownership Form:                     I
Nature of Indirect Beneficial
Ownership:                          See Footnotes (2), (3) and (4) in the Form 4

Signature:                DANIEL S. LOEB

                         By: /s/ William Song
                         ------------------------------------------
                         Name: William Song
                         Title: Attorney-in-Fact